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                                                                   Exhibit 10.18




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                               ADOPTION AGREEMENT
             FOR THE ABR BENEFITS SERVICES, INC. REGIONAL PROTOTYPE
           STANDARDIZED CASH OR DEFERRED PROFIT SHARING PLAN AND TRUST
                            (WITH PAIRING PROVISIONS)

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                               ADOPTION AGREEMENT
             FOR THE ABR BENEFITS SERVICES, INC. REGIONAL PROTOTYPE
           STANDARDIZED CASH OR DEFERRED PROFIT SHARING PLAN AND TRUST
                            (WITH PAIRING PROVISIONS)


The ABR Benefits Services, Inc. Regional Prototype Standardized Cash or Deferred Profit Sharing Plan and Trust ("the Plan and Trust") is hereby adopted by:

                 ANTHRA PHARMACEUTICALS, INC. (the "Employer").

The Plan and Trust as applicable to the Employer shall be known as:

                         ANTHRA RETIREMENT SAVINGS PLAN

The Plan and Trust is effective as of:  June 1, 1998.

(Specify, if applicable.)

( ) a. The Plan and Trust is an amendment of a preexisting Plan which was originally effective as of: ____________________________.

( ) b. The Plan and Trust is an amendment and restatement of a preexisting Plan which was originally effective as of: ____________________________.

                                 *** CAUTION ***

             FAILURE TO FILL OUT THE ADOPTION AGREEMENT PROPERLY MAY
                     RESULT IN DISQUALIFICATION OF THE PLAN

PART I. The following identifying information pertains to the Employer and the Plan and Trust:

         1. EMPLOYER ADDRESS:                     103 Carnegie Center, Suite 102
                                                  Princeton, NJ  08540

         2. EMPLOYER TELEPHONE:                   (609) 514-1060

         3. EMPLOYER TAX ID:                      22-3007972

         4. EMPLOYER FISCAL YEAR:                 July 1 to June 30

         5. THREE DIGIT PLAN NUMBER:              001

         6. TRUST ID NUMBER:                      Applied For

         7. PLAN FISCAL YEAR (MUST BE 12          January 1 to December 31
            CONSECUTIVE MOS.)

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         8.  SHORT INITIAL PLAN YEAR:             June 1, 1998 to December 31,
                                                  1998

         9.  PLAN AGENT:                          Anthra Pharmaceuticals, Inc.
                                                  103 Carnegie Center, Suite 102
                                                  Princeton, NJ 08540

         10. PLAN ADMINISTRATOR:                  Anthra Pharmaceuticals, Inc.
                                                  103 Carnegie Center, Suite 102
                                                  Princeton, NJ 08540

         11. PLAN ADMINISTRATOR ID NUMBER:        22-3007972

         12. PLAN TRUSTEES:                       Michael C. Walker
                                                  Karen Krumeich
                                                  Rosella M. Lucia
                                                  103 Carnegie Center, Suite 102
                                                  Princeton, NJ 08540

         13. IRS DETERMINATION:                   N/A
             LETTER DATE
             (LEAVE BLANK FOR A NEW PLAN)

         14. IRS FILE FOLDER NUMBER:              N/A
             (LEAVE BLANK FOR A NEW PLAN)

         15. LEGAL ORGANIZATION OF EMPLOYER:

             ( ) a. Sole Proprietorship

             ( ) b. Partnership

             (x) c. C Corporation

             ( ) d. S. Corporation

             ( ) e. Not for Profit Corporation

             ( ) f. Personal Service Corporation

             ( ) g. Other - Explain

         16. BUSINESS CODE:                       5129

         17. STATE OF LEGAL CONSTRUCTION:         New Jersey

         18. OTHER MEMBERS OF A CONTROLLED GROUP OR AFFILIATED SERVICE GROUP:

             (If any, each member should sign Adoption Agreement or otherwise satisfy applicable participation requirements. Leave blank if not applicable)

             Controlled Group

             (x) a. Not Applicable

             ( ) b. Other Members



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         Affiliated Service Group

         (x) a. Not Applicable

         ( ) b. Other Members




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 PART II. The Plan contains certain predetermined design features intended to provide the statutory requirement or most commonly adopted feature but permits the selection of alternative features. If an Employer desires to retain the predetermined design feature, select the provision designated Plan Provision. If an alternative design feature is desired, select the appropriate provision. Unless specifically provided to the contrary, only one selection may be made for each design category. Section references are to relevant Plan Sections. Defined terms have the meanings provided in the Plan.


                  A.       ELIGIBILITY AND SERVICE PROVISIONS


1. ELIGIBLE EMPLOYEES - Section 1.2.23 provides that all employees, including employees of certain related businesses and leased employees are eligible except for certain union members and non-resident aliens. (Specify all applicable)

         (x)    a.   Plan Provision

         ( )    b.   Include members of collective bargaining unit

2. ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1) - An Employee is eligible to participate in Non-Elective Contribution portions of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Specify one option or any combination other than c and d. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):

         (  )        a.    Date of hire, i.e. no age or service required (no
                           other choices may be selected)

         (x )        b.    Minimum Age of 21 years (Not to exceed 21, partial
                           years may be used)

         (  )        c.    Minimum of _____ months of service (Cannot require
                           more than 24 months, or more than 12 months if full vesting after not more than 2 Years of Service is not selected; if periods other than whole years are selected an Employee cannot be required to complete any specified number of Hours of Service to receive credit for the fractional year)

         (  )        d.    ______ Hours of Service required during each 12 month
                           Eligibility Computation Period (cannot exceed 1000)

         (  )        e.    Employed on __/__/__ (For new plans only, select an
                           additional option if this provision is selected)

         (  )        f.    Not applicable. Non-Elective Contributions are not
                           permitted.

3. FOR THE PURPOSES OF HAVING ELECTIVE CONTRIBUTIONS made on the Employee's behalf, Section 2.1.1 provides that, unless the Employer specifies otherwise in the Adoption Agreement, an Employee must complete 1000 Hours of Service during the Eligibility Computation Period. For these purposes, an Employee is eligible if the following requirements are satisfied: (Select all applicable. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):


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         (  )        a.    Date of hire, i.e. no age or service requirement
                           (No other choices may be selected)

         (x )        b.    Minimum Age of 21 years (Not to exceed 21, partial
                           years may be specified)

         (  )        c.    Minimum of ___ months of service (Not to exceed 12,
                           if other than full years are selected hours may not be specified)

         (  )        d.    _______ Hours of Service required during each 12
                           month Eligibility Computation Period (cannot exceed
                           1000)

         (  )        e.    Employed on ___/__/__.  (For new plans only, select
                           an additional option if this provision is selected)

4. MATCHING ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1) - An Employee is eligible to participate in the Matching Contributions portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Specify one option or any combination other than c and d. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):

         (  )        a.    Date of hire, i.e. no age or service required (No
                           other choices may be selected)

         (x)         b.    Minimum Age of 21 years (Not to exceed 21, partial
                           years may be used)

         (  )        c.    Minimum of __ months of service (Cannot require more
                           than 24 months, or more than 12 months if full vesting after not more than 2 Years of Service is not selected; if periods other than whole years are selected an Employee cannot be required to complete any specified number of Hours of Service to receive credit for the fractional year)

         (  )        d.    ______ Hours of Service required during each 12 month
                           Eligibility Computation Period (cannot exceed 1000)

         (  )        e.    Employed on __/__/__.  (For new plans only, select an
                           additional option if this provision is selected)

         (  )        f.    Not applicable. Matching Contributions are not
                           permitted.

5. ELIGIBILITY COMPUTATION PERIOD - Section 1.2.22 provides that the initial eligibility computation period begins on the date of hire and the subsequent periods commence on each annual anniversary of such date. (Select one)

         (  )        a.    Plan Provision

         (x)         b.    The eligibility computation periods subsequent to the
                           initial eligibility computation period are the Plan
                           Year beginning with the first Plan Year commencing prior to the first anniversary of the employment commencement date.

6. HOUR OF SERVICE - Section 1.2.35 provides that service will be credited on the basis of actual hours for which the employee is paid or entitled to payment. If records of actual hours are not maintained, credit is given on the basis of: (Select one)

         (x)         a.    Plan Provision - Records are maintained

         (  )        b.    Days Worked - An Employee will be credited with 10
                           Hours of Service if he is credited with at least 1
                           Hour of Service during the day



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         (  )        c.    Weeks Worked - An Employee will be credited with 45
                           Hours of Service if he is credited with at least 1 Hour of Service during the week

         (  )        d.    Semi-Monthly Payroll Period - An Employee will be
                           credited with 95 Hours of Service if he is credited with at least 1 Hour of Service during the payroll period

         (  )        e.    Months worked - An Employee will be credited with 190
                           Hours of Service if he is credited with at least 1
                           Hour of Service during the month

7. SERVICE WITH PREDECESSOR EMPLOYERS - Section 1.2.35 provides that service with predecessor employers is treated as service for the Employer. Where applicable, identify the predecessor employer(s) and any document(s) which provides for the crediting of service with such predecessor(s):

         (x)         a.    Not applicable.

         (  )        b.    Service with the following entities shall be credited
                           as service under this plan: _________________________

                           Service with the above entities has been determined under the terms of the following documents:
                           ___________________________________

8. ENTRY DATE - Section 2.1.2 provides that an Employee who satisfies any eligibility requirements enters the Plan on the Entry Date. For this purpose the Entry Date is the: (Select one)

         (  )        a.    First day of next Plan Year or ___ months (Not to
                           exceed 6) after satisfying the eligibility requirements, if earlier

         (  )        b.    First day of _ month (Not more than 6) after
                           satisfying eligibility requirements or the first day of the next Plan Year, if earlier

         (  )        c.    Date of satisfying the eligibility requirements

         (  )        d.    First day of Plan Year in which the eligibility
                           requirements are satisfied

         (  )        e.    First day of Plan Year nearest to the date the
                           eligibility requirements are satisfied

         (  )        f.    Semiannual - ( ) first or ( ) last day of 6 month
                           periods, beginning with first of Plan Year, coincident with or after satisfying eligibility requirements

         (  )        g.    Quarterly - ( ) first or ( ) last day of 3 month
                           periods, beginning with first of Plan Year, coincident with or after satisfying eligibility requirements

         (x)         h.    Monthly - (x) first or ( ) last day of each month of
                           the Plan Year, coincident with or after satisfying eligibility requirements

         (  )        i.    First day of the Plan Year coincident with or
                           immediately following the date the eligibility requirements are satisfied. (May be selected only if eligibility requirements of Plan do not require more than 6 months of service (18 months if 100% immediate vesting) and attainment of age 20 1/2.)

         (  )        j     Last day of the Plan Year coincident with or after
                           satisfying the eligibility requirements. (May be selected only if eligibility requirements of Plan do not require more than 6 months of service (18 months if 100% immediate vesting) and attainment of age 20
                           1/2).



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NOTE.        The Entry Date should be coordinated with the Compensation
             Computation Period.



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9.       BREAK IN SERVICE - Section 1.2.8 provides that a Break in Service occurs if an Employee fails to complete more than 500 hours of service during the applicable computation period unless a lesser number is specified. (Select one)

         (x)         a. Plan Provision

         ( )         b. A Break will occur if the Employee fails to complete
                        more than ____ (Not to exceed 500) Hours of Service

                  B.       DATE PROVISIONS

1. ANNIVERSARY DATE - Section 1.2.5 provides that the Anniversary Date is the last day of the Plan Year unless another date is specified.
        (Select one)

         (x)         a.    Plan Provision - No other date is specified.

         (  )        b.    The first day of the Plan Year.

         (  )        c.    Other - Specify. (Must be at least annually)

2. VALUATION DATE - Section 1.2.63 provides that the Valuation Date is the date or dates specified in the Adoption Agreement. (Select one)

         (  )        a.    Anniversary Date

         (  )        b.    Semiannually on the last day of each 6 month period
                           beginning with the first of the Plan Year

         (  )        c.    Quarterly on the last day of each 3 month period
                           beginning with the first of the Plan Year

         (  )        d.    Monthly on the last day of each month of the Plan
                           Year

         (  )        e.    Last day of Plan Year (use option (a) if Anniversary
                           Date is last day of the Plan Year

         (x)         f.    Other - Specify. (Must be at least annually)

                    DAILY VALUATION


3. NORMAL RETIREMENT DATE - Section 1.2.46 permits the adoption of a Normal Retirement Date. (Select one)

         (x)         a.    Date Normal Retirement Age is attained

         (  )        b.    First day of month in which Normal Retirement Age is
                           attained

         (  )        c.    First day of month nearest date Normal Retirement Age
                           is attained

         (  )        d.    First day of month coincident with or next following
                           the date Normal Retirement Age is attained

         (  )        e.    Anniversary Date nearest date Normal Retirement Age
                           is attained

         (  )        f.    Anniversary Date coincident with or next following
                           date Normal Retirement Age is attained

4. NORMAL RETIREMENT AGE - For each Participant the Normal Retirement Age is:



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         (x)         a.    Age 65 (not to exceed 65)

         (  )        b.    The later of age __ (not to exceed 65) or the __ (not
                           to exceed the fifth (5th)) anniversary of the participation commencement date, if later. The participation commencement date is the first day of the Plan Year in which a Participant commenced participation in the Plan. Solely for Plan Years beginning before 1988, if the normal retirement age was determined by reference to the anniversary of the participation commencement date, the anniversary for participants who first commenced participation before the first Plan Year beginning on or after January 1, 1988 is the earlier of the tenth anniversary of the date the participant commenced participation in the Plan (or such anniversary as had been elected by the Employer if less than ten) or the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988.

         (  )        c.    Age ___ and the ___ anniversary of the participation
                           commencement date, if both requirements are met earlier than the later age of 65 or the fifth (5th) anniversary of participation

5. EARLY RETIREMENT DATE - Section 1.2.17 permits the adoption of an Early Retirement Date: (Select one)

         (x)         a.    The Plan does not provide an early retirement date

         (  )        b.    The actual date the Participant attains the Early
                           Retirement Age

         (  )        c.    The Anniversary Date coincident with or next
                           following the date the Participant attains the Early
                           Retirement Age

         (  )        d.    The Valuation Date coincident with or next following
                           the date the Participant attains the Early Retirement
                           Age

         (  )        e.    The ( ) first ( ) last day of the month coincident
                           with or next following the date the Participant attains the Early Retirement Age

6. EARLY RETIREMENT AGE: (Select all applicable. If more than one option is selected, Early Retirement Age is attained on the first date the requirements of any option are met.)

         (  )        a.    Age ___ (not to exceed 65)

         (  )        b.    Age ___and ___ Years of Service

         (  )        c.    Age __ and __ Years of Service while a Participant

         (  )        d.    ___ years prior to the Normal Retirement Age

         (  )        e.    Sum of age and Years of Service equals

         (x)         f.   Not Applicable

        NOTE.        Cannot discriminate in favor of Highly Compensated
                     Employees.

                  C.       COMPENSATION

1. COMPENSATION - See Section 1.2.10. For purposes of the Plan a Participant's compensation is based on the Compensation Computation Period and shall: (Select a, b, or c and d if applicable)



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         (  )        a.    Equal compensation as defined in Section 3401(a)
                           except as indicated below

         (  )        b.    Equal compensation as defined in Section 415(c)(3)
                           except as indicated below

         (x)         c.    Equal compensation as defined for the Wages, Tips,
                           and Other Compensation Box on Form W-2 except as indicated below

         (x)         d.    Include compensation which is not includible in gross
                           income by reason of Sections 402(h)(1)(B)(SEP deferrals), 125 (Cafeteria Plan), 402(a)(8) (401(k) deferrals), 403(b) or 457(b)

2.       THE COMPENSATION COMPUTATION PERIOD IS:

         (x)         a.    The Plan Year

         (  )        b.    The calendar year ending with or within the Plan Year

3.       FOR THE INITIAL PLAN YEAR OF PARTICIPATION, include Compensation from:
(Select one)

         (x)         a.   Entry Date as a Participant

         ( )         b.    First day of the Compensation Computation Period
                           which ends during the initial Plan Year of participation

                  D.       CONTRIBUTION AND ALLOCATION

1. NON-ELECTIVE CONTRIBUTION FORMULA - The Employer's Non-Elective contribution to the Plan shall be: (Select one)

         (  )        a.    Discretionary, out of profits

         (x)         b.    Discretionary, but not limited to profits

         (  )        c.    _____% of each Participant's Compensation. (not to
                           exceed 15%)

         (  )        d.    Not applicable. Non-Elective Contributions are not
                           permitted.

2. ALLOCATION METHOD - The Employer Non-Elective contribution is allocated to Participants: (Select one)

         (x)         a.    Proportionate to Salary. Based upon each
                           Participant's Compensation in proportion to the Compensation of all Participants.

         ( )         b.    Integrated with Social Security. See Sections 2.3.1
                           and 2.3.3. (Select one of d. through h., below.)

         ( )         c.    Not applicable - No Non-Elective Contributions.

         The Social Security Integration Level is equal to:

         ( )         d.    The taxable wage base under Section 230 of the Social
                           Security Act in effect as of the first day of the Plan Year.

         ( )         e.    $___ (Not to exceed the taxable wage base under
                           Section 230 of the Social Security Act in effect as of the first day of the Plan Year).

         ( )         f.    __% (Not to exceed 100) of the taxable wage base
                           under Section 230 of the Social Security act in effect as of the first day of the Plan Year.

         ( )         g.    The greater of $10,000 or 20% of the taxable wage
                           base under Section 230 of the Social Security Act in effect as of the first day of the Plan Year.


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         ( )         h.    80% of the taxable wage base under Section 230 of the
                           Social Security Act in effect as of the first day of the Plan Year plus $1.00.

3. REQUIREMENT TO SHARE IN CONTRIBUTION ALLOCATION - An allocation of the Employer's Non-Elective Contribution shall be made to each Participant during the Plan Year who completes more than 500 Hours of Service during the Plan Year or is employed as of the last day of the Plan Year.

         A participant is also eligible to share in the allocation if: (Select all applicable)

         ( x)        a.    The Employee dies during the Plan Year.

         ( x)        b.    The Employee retires during the Plan Year.

         ( x)        c.    The Employee becomes totally disabled during the
                           Plan Year.

         (  )        d.    Not applicable.

4. REQUIREMENT TO SHARE IN MATCHING ALLOCATION - An allocation of the Employer's Matching Contribution shall be made to each Participant during the Plan Year who completes more than 500 Hours of Service during the Plan Year or is employed as of the last day of the Plan Year.

         A Participant is also eligible to share in the allocation if: (Select all applicable)

         ( x)        a.    The Employee dies during the Plan Year.

         ( x)        b.    The Employee retires during the Plan Year.

         ( x)        c.    The Employee becomes totally disabled during the Plan
                           Year.

         (  )        d.    Not Applicable - No Matching Contributions.

5. MATCHING CONTRIBUTIONS - The Matching Contribution by the Employer for the Plan Year in accordance with Section 2.2.1(a)(3)(ii) is

         (  )        a.    Matching Contributions are not permitted

         (x)         b.    Discretionary each Plan Year

         (  )        c.    Based upon the Allocation Method set forth below

         (  )        d.    Based upon the Allocation Method set forth below plus
                           a supplemental discretionary Matching contribution

6. ALLOCATION METHOD FOR MATCHING CONTRIBUTIONS - Matching Contributions shall be allocated to eligible Participants in an amount:

         (x)         a.    Proportionate to the Elective Contributions made on
                           behalf of a Participant

         (  )        b.    Equal to  ___% of the Elective Contributions made on
                           behalf of a Participant

         (  )        c.    Graded based on the dollar amount of the Elective
                           Contribution of each Participant as follows:
                     _____% of the first $ ____ plus
                     _____% of the next  $ ____ plus
                     _____% of the next  $ ____ plus
                     _____% of the next  $ ____.



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         (  )        d.    Graded based on the percentage of compensation of the
                           Elective Contribution of each Participant as follows:
                      _____% of the first ____% plus
                      _____% of the next ____% plus
                      _____% of the next ____% plus
                      _____% of the next ____%.

         (  )        e.    Graded based on the dollar amount of the Elective
                           Contribution of each Participant as follows:
                     ______% if contribution is $____ or more;
                     ______% if contribution is $____ or more;
                     ______% if contribution is $____ or more;
                     ______% if contribution is $____ or more.

         (  )        f.    Graded based on the percentage of compensation of the
                           Elective Contribution of each Participant as follows:
                     _____ % if contribution is ____% or more
                     _____ % if contribution is ____% or more
                     _____ % if contribution is ____% or more
                     _____ % if contribution is ____% or more

         (  )        g.    Not applicable

         NOTE: Graded percentages entered in c. through f. must decrease as percentage or amount of compensation increases.

7. IF A SUPPLEMENTAL DISCRETIONARY MATCHING CONTRIBUTION is made, Matching Contributions shall be allocated to eligible Participants in an amount:

         (  )        a.    Proportionate to the Elective Contributions made on
                           behalf of a Participant

         (  )        b.    According to the method selected in 6b.- f. above

         (x)         c.    Not applicable

8. MATCHING CONTRIBUTION ALLOCATION DATE - Matching Contributions are allocated as of the Anniversary Date unless an alternate date is selected. For the purposes of this Plan the Matching Contribution is allocated as of: (Select one)

         (  )        a.    Plan Provision - the Anniversary Date.
         (  )        b.    The next Valuation Date.
         (x)         c.    Other - Specify. (Must be allocated at least
                           annually)

                           Monthly
         (  )        d.    Not applicable

9. LIMITATIONS ON MATCHING CONTRIBUTIONS - The Employer shall not make Matching Contributions: (Select all applicable)



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         (  )        a.   With respect to Elective Contributions in excess of
                          __% of a Participant's Compensation

         (  )        b.   In excess of $____ for any Participant

         (  )        c.   To Key Employees

         (x)         d.   Not applicable.

10. ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS - (Select a or b. If a is selected, do not complete the remainder of this section)

         (  )        a.    Qualified Non-Elective Contributions are not
                           permitted.

         (x)         b.    Qualified Non-Elective Contributions shall be made at
                           the Employer's discretion.

         Qualified Non-Elective Contributions shall be allocated (complete c and d):

         (x)         c.    On behalf of

                     (  )  All Participants

                     (  )  Solely on behalf of Participants who are not Highly
                           Compensated Employees

                     (x) Solely on behalf of Participants who are not Highly Compensated Employees to the extent necessary to satisfy the ACP or the ADP test

         (x)         d.    Who are eligible to receive an allocation of

                     (  )  Non-Elective Contributions

                     (x)   Matching Contributions


         Qualified Non-Elective Contributions shall be allocated: (Select e or f; also select g, if applicable)

         (x)         e.    In proportion to a Participant's Compensation.

         ( )         f.    As a uniform dollar amount.

         (x)         g.    To the extent necessary to satisfy the ACP test or
                           the ADP test.


11. LIMITATION YEAR - Section 1.2.40 provides that unless otherwise specified the Limitation Year for purposes of the limitation imposed by IRC Section 415 is the Plan Year. (Select one)

       (x)      a.   Plan Provision

       (  )     b.   Calendar year coinciding with or ending within the Plan
                     Year

       (  )     c.   Twelve consecutive month period ending ___/__.

              E.           VESTING PROVISIONS

1. YEARS OF SERVICE - Section 1.2.65 provides that a Year of Service is the 12 consecutive month period specified in the Adoption Agreement in which at least 1000 Hours of Service are performed unless a lesser number is specified. (Select all applicable)

       (x)    a.     Use the Plan Year as the computation period


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       (  )          b.    Use Eligibility Computation Period as the computation
                           period

       (x)           c.    Use ___ in lieu of 1000 Hours of Service (Not to
                           exceed 1000 hours)

    2. EXCLUDED YEARS - Section 1.2.65 provides unless otherwise specified all Years of Service are taken into account.

       (x)           a.    Plan Provision - Include all Years of Service

       ( )           b.    Exclude Plan Years prior to age 18

       ( )           c.    Exclude Plan years prior to adoption of plan or
                           predecessor plan. Effective date of (prior) plan:
                           __/__/__

    3. VESTING SCHEDULE - Section 2.4.2(f) provides that benefits will vest in accordance with the method specified in the Adoption Agreement.

       Employer Accounts:

       ( )           a.    At the rate of 20% each year after 3 Years of
                           Service. (20% vested in third year)

       (x)           b.    At the rate of 20% each year after 2 Years of
                           Service. (20% vested in second year)

       ( )           c.    100% vesting upon participation.

       ( )           d.    100% vesting after _____ Year(s) of Service (Not to
                           exceed 5)

       ( )           e.    100% vesting at Early Retirement Date (Must also
                           select another alternative)

       ( )           f     Other: (Optional vesting schedule must be at least as
                           favorable as a. or d.)

             Year(s) of Service                                  Percent Vesting
             ------------------                                  ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______

        ( )          g.   Not applicable - No Non-Elective Employer
                           Contributions

    Matching Accounts:

        ( )          a.    At the rate of 20% each year after 3 Years of
                           Service. (20% vested in third year)

        (X)          b.    At the rate of 20% each year after 2 Years of
                           Service. (20% vested in second year)

        ( )          c.    100% vesting upon participation.

        ( )          d.    100% vesting after ___ Year(s) of Service (Not to
                           exceed 5)

        ( )          e.    100% vesting at Early Retirement Date (Must also
                           select another alternative)

        ( )          f.    Other: (Optional vesting schedule must be at least as
                           favorable as a. or d.)

             Year(s) of Service                                 Percent Vesting
             ------------------                                 ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______


        g.   Not applicable - No Matching Contributions



4. PRIOR VESTING SCHEDULE - Section 3.10.3 provides that if the Vesting schedule has been amended to a less favorable schedule, participants are entitled to have their vested interest calculated under the prior schedule under certain instances.

        (x)  a.    Not applicable. Either not amended or new schedule is more favorable.

             b.    The prior schedule was

             Employer Year(s) of Service                       Percent Vesting
             ---------------------------                       ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______


             Matching
             Year(s) of Service                                 Percent Vesting
             ------------------                                 ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______

5. TOP HEAVY VESTING SCHEDULE - Section 2.6.1(c) provides that if the Plan becomes Top Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

    Employer Accounts:

        ( )          a.    Plan Provision

        ( )          b.    100% vested after ____ Year(s) of Service (Not to
                           exceed 3)

        ( )          c.    Same as non-Top Heavy vesting schedule (Must be at
                           least as favorable as a or b)

        ( )          d.    Other: (Optional vesting schedule must be at least as
                           favorable as a. or b.)

             Year(s) of Service                                  Percent Vesting
             ------------------                                  ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______

         (  )       e.     Not Applicable - No Employer Non-Elective
                           Contributions

         Matching Accounts:

         (  )        a.    Plan Provision

         (  )        b.    100% vested after ____Year(s) of Service (Not to
                           exceed 3)

         (x)         c.    Same as non-Top Heavy vesting schedule (Must be at
                           least as favorable as a or b)

         (  )        d.    Other: (Optional vesting schedule must be at least as
                           favorable as a. or b.)

             Year(s) of Service                                 Percent Vesting
             ------------------                                 ---------------

             Less than 1                                               _______
             1 but less than 2                                         _______
             2 but less than 3                                         _______
             3 but less than 4                                         _______
             4 but less than 5                                         _______
             5 but less than 6                                         _______
             6 but less than 7                                         _______
             7 or More                                                 _______

         (  )        e.       Not Applicable - No Matching Contributions.

    6. RE-EMPLOYMENT - Section 2.4.4 provides that Years of Service completed after a Break in Service are not counted for purposes of increasing the vested percentage attributable to service before the Break unless reemployed within 5 years.

         (x)         a.    Plan Provision

         (  )        b.    Count all service after the Break

         (  )        c.    Not applicable - 100% immediate vesting

    7. FORFEITURES - Section 2.4.6 provides that forfeitures are determined as of the last day of the Plan Year in which the Participant's entire interest is distributed from the Plan.

         (x)         a.    Plan Provision.

         ( )         b.    Determine in Plan Year of 5th consecutive Break in
                           Service.

         ( )         c.    Determination as of the Valuation Date coincident
                           with or next following the Distribution Date

         ( )         d.    Not applicable - All benefits are fully vested. Leave
                           the remaining items in this Section E blank.

    8. FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS shall be applied to (select all applicable):

         (  )        a.    Supplement Non-Elective Contributions

         (x)         b.    Reduce Non-Elective Contributions

         (  )        c.    Reduce Qualified Non-Elective Contributions

         (  )        d.    Supplement Matching Contributions

         (x)         e.    Reduce Matching Contributions


    9. FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS shall be reallocated to participants:

         (  )       a.     In the same manner as Non-Elective Contributions

         (  )       b.     In proportion to each participant's Compensation

         (x)        c.     Not applicable. Forfeitures are applied to reduce
                           contributions.

       NOTE. If the Plan provides for permitted disparity, forfeitures must be allocated under the Plan's allocation formula.

    10. FORFEITURES OF MATCHING CONTRIBUTIONS SHALL BE APPLIED TO: (Select all applicable)

         (  )       a.      Supplement Matching Contributions

         (x)        b.      Reduce Matching contributions

         (  )       c.      Reduce Qualified Non-Elective contributions

         (  )       d.      Supplement Non-Elective Contributions

         (x)        e.      Reduce Non-Elective Contributions

    11. FORFEITURES OF MATCHING CONTRIBUTIONS SHALL BE REALLOCATED to participants:

         (  )       a.     In the same manner as Non-Elective Contributions
         (  )       b.     In proportion to each participant's Compensation

         (  )       c.    In proportion to Matching Contributions

         (  )       d.    In proportion to Elective Contributions

         (x)        e.    Not applicable. Forfeitures are applied to reduce
                          contributions.


    12. REQUIREMENT TO SHARE IN ALLOCATION OF FORFEITURES - In order to share in the allocation of Forfeitures which supplement rather than reduce other contributions, a Participant: (Select-all applicable)

         ( )         a.    Must be eligible to receive an allocation of the
                           respective type of contribution, i.e. Matching or Non-elective

         (x)        b.     Not applicable. Forfeitures reduce contributions.


    13. RESTORATION OF FORFEITURES - If a Participant is entitled to a restoration of a forfeiture, the amount to be restored shall be restored by:

         ( )         a.    An additional contribution by the Employer
                           specifically allocated to the Participant's Account.

         (x)         b.    Allocating other forfeitures arising in the year of
                           restoration to the Participant's Account to the extent thereof and an additional contribution by the Employer specifically allocated to the Participant's
                           Account to the extent that allocable forfeitures are insufficient.

F.      CODA LIMITATION PROVISIONS

    1. ACTUAL DEFERRAL PERCENTAGES - Qualified Non-Elective Contributions may be taken into account for purposes of calculating the ADP-Actual Deferral Percentages. For purposes of the ADP test in
             Section 2.7.1, the amount taken into account shall be:

         (  )          a.  All Qualified Non-Elective Contributions.

         (x)          b.   The Qualified Non-Elective Contributions that are
                           needed to meet the ADP test.

    2. AVERAGE CONTRIBUTION PERCENTAGE - The amount of Elective Deferrals and Qualified Non-Elective Contributions taken into account as contribution percentage amounts for the purpose of calculating the ACP-Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                                     * * *
    For elective deferrals:


          ( )        a.    All such Elective Deferrals.

          (x)        b.    Only those Elective Deferrals that are needed to meet
                           the Average Contribution Percentage test.

          ( )        c.    Elective Deferrals are not to be included in the ACP
                           test.

          ( )        d.    Not applicable.

    For Qualified Non-Elective Contributions:

         (  )        e.    All such Qualified Non-Elective contributions.

         (x)         f.    Only those Qualified Non-Elective Contributions that
                           are needed to meet the Average Contribution
                           Percentage test.

         (  )       g.     Qualified Non-Elective Contributions are not to be
                           included in the ACP test.

         (  )       h.     Not applicable.

   3. EXCESS AGGREGATE CONTRIBUTIONS Forfeitures of Excess Aggregate Contributions pursuant to Section 2.7.7 shall be:

         (X)         a.    Applied to reduce Employer contributions.

         ( )         b.    Allocated, after all other forfeitures under the
                           Plan, to each Participant's Matching Contribution
                           Account in the ratio which each Participant's
                           Compensation for the Plan Year bears to the total
                           Compensation of all Participants for the Plan Year.
                           Such forfeitures will not be allocated to the Account of any Highly Compensated Employee.

             G.            DISTRIBUTION PROVISIONS

    1. FORM OF DISTRIBUTIONS Section 2.5.2 provides that the Employer may elect to permit Plan distributions to be made in the form of: (Select all applicable)

            (x)            a.     Lump sum without regard to amount.

            (  )           b.     Lump sum but not to exceed $     .

            (  )           c.     Installments over ____ years payable:
                                  (Select one or more)

                    (  )      c. 1.     annually

                    (  )      c. 2.     quarterly

                    (  )      c. 3.     monthly


            (  )           d.     Installments over a period of years certain
                                  selected by the Participant that is less than the life of the Participant payable (Select one or more.)

                    (  )       d.1.    annually

                    (  )       d.2.    quarterly

                    (  )       d.3.    monthly

           (  )            e.     An annuity for not more than ____

           (  )            f.     An annuity for the life of:  (Select one or
                                  more)

                    (  )       f.1.    the Participant.

                    (  )       f.2.    the Participant and spouse

                    (  )       f.3.    the Participant and a designated
                                       beneficiary

            (  )             g.   An annuity for ____ years certain and
                                  thereafter for the life of: (Select one or more)

                    (  )       g.1.    the Participant

                    (  )       g.2.    the Participant and spouse

                    (  )       g.3.    the Participant and a designated
                                       beneficiary

            (  )             h.     An annuity for a period certain selected by
                                    the Participant that is less than the life of: (Select one or more)

                    (  )       h. 1.    the Participant

                    (  )       h. 2.    the Participant and spouse

                    (  )       h. 3.    the Participant and a designated
                                        beneficiary

       NOTE Any number of options may be selected. Once selected, however, any option may not thereafter be eliminated.

              If an annuity option of life or longer is selected Qualified Joint and Survivor Annuity provisions are required.

    2. SURVIVOR ANNUITY PERCENTAGE - If a Joint and Survivor Annuity is payable, Section 1.2.37 provides that the normal survivor annuity is 50% of the amount payable during the joint lives of the participant and spouse, unless the Employer elects a different percentage (Select one):

           (  )     a.       Plan Provision - 50%

           (  )     b.       Other Percentage - _% (Not less than 50% nor more
                             than 100%)

           (  )     c.       Other Percentage selected by the Participant (Not
                             less than 50% or more than 100%

    3. TIME OF DISTRIBUTION - Section 2.5.l (b) provides that distributions are deferred to Participants who resign or are discharged prior to retirement until the retirement date unless the employer elects to permit distributions in advance of such date.

           (  )     a.       Plan Provision without advance distribution
                             election.

           (x)      b.       Distributions may be made at the Participant's
                             election within a reasonable period following the Distribution Date.

    4. DISTRIBUTION DATE - Section 2.4.5 provides that, subject to the necessity of obtaining the consent of a Participant and spouse, for the purposes of determining the amount to be distributed, the Distribution Date:

        For a Participant who is not fully vested, is

           (  )     a.      The Anniversary Date coinciding with or following
                            the date of termination.

           (  )      b.    The Valuation Date coinciding with or following the
                           date of termination

           (x )      c.    As soon as practical but prior to the Anniversary
                           Date coinciding with or following the date of termination, based on the preceding Valuation Date.

           (  )      d.    the ( ) Valuation Date ( ) Anniversary Date following
                           consecutive Breaks in Service.

           (  )      e.    The Participant's Normal or Early Retirement Date.

    For a Participant who is fully vested but who terminates employment prior to death, total and permanent disability or retirement at his retirement date is:

           (  )     a.       The Anniversary Date coinciding with or following
                             the date of termination.

           (  )     b.       The Valuation Date coinciding with or following the
                             date of termination.

           (x)      c.       As soon as practical but prior to the Anniversary
                             Date following the date of termination, based upon the preceding Valuation Date.

           (  )     d.       The Participant's Normal or Early Retirement Date

    For a Participant who terminates employment as a result of death, total and permanent disability or retirement at his retirement date, is:

           (  )     a.       The Anniversary Date coinciding with or following
                             the date of termination.

             ( )     b.    The Valuation Date coinciding with or following the
                           date of termination.

             (x)     c.    As soon as practical but prior to the Anniversary
                           Date following the date of termination, based upon the preceding Valuation Date.

    In the case of a Participant's interest in an Elective Account, Voluntary Account or Segregated Account attributable to a rollover contribution from another plan, notwithstanding the foregoing, the Distribution Date, is:

             ( )     a.    Not applicable - The Distribution Date is determined
                           in the manner indicated above for the fully vested
                           Participants.

             ( )     b.    The Anniversary Date coinciding with or following the
                           date of termination.

             ( )     c.    The Valuation Date coinciding with or following the
                           date of termination.

             (x)     d.    As soon as practical but prior to the Anniversary
                           Date following the date of termination, based upon the preceding Valuation Date.

    5. HARDSHIP DISTRIBUTIONS - Section 2.5.5 provides that an Employer may permit distributions to Participants while employed in the event of financial hardship as specified in the Plan:

           (x)      a.       Hardship distributions are permitted.

           (  )     b.       Hardship distributions are not permitted.

Hardship Distributions may be made from a Participants Account as elected below in c and d, provided that Hardship Distributions of earnings on elective Deferrals may only be made on such earnings credited to the Participant's account as of the end of the last Plan Year ending before July 1, 1989. Therefore, subject to such limitation, Hardship Distributions may be taken from:

           (x)      c.       all of Participant's Accounts.

           (  )     d.       only the Participant's Account balances
                             attributable to the following accounts:

                    (  )            d.1.    Employer Account

                    (  )            d.2.    Qualified Non-Elective Contribution
                                            Account

                    (  )            d.3.    Elective Contribution Account

                    (  )            d.4.    Matching Account

                    (  )            d.5.    Segregated Account (attributable to
                                            a rollover)

                    (  )            d.6.    Voluntary Account


    6. IN SERVICE DISTRIBUTIONS - Section 2.5.6 provides that an Employer may permit distributions to fully vested Participants over the age of 59-1/2 prior to termination of employment if the amounts withdrawn have been allocated to the Participant for two
                (2) or more years or the Participant has been a Participant for at least five (5) years. (Select all applicable)

           (x)       a.    Plan Provision.

           ( )       b.    Require that amounts have been allocated for _ years.
                           (Must be at least 2).

           ( )       c.    Require participation for at least ___ years. (Must
                           be at least 5).

           (x)       d.    In Service Distributions are permitted upon reaching
                           Normal Retirement Date.

           (x)       e.    In Service Distribution are permitted for amounts
                           attributable to a rollover from another plan regardless of age or periods of participation.

           (  )       f.    In Service Distributions are not permitted.

7. QUALIFIED DOMESTIC RELATIONS ORDERS - Section 3.12.9 provides that the Employer may elect to permit distributions to an alternate payee pursuant to the terms of a qualified domestic relations order even if the Participant continues to be employed. (Select one)

           ( )       a.    Distributions to an alternate payee are not permitted
                           while the Participant continues to be employed.

           (x)       b.    Distributions to an alternate payee are permitted
                           while the Participant continues to be employed.

H.       OTHER ADMINISTRATIVE PROVISIONS

1. EARNINGS - Section 3.1.2 permits the Employer to specify the manner in which earnings are allocated to Participants who receive distributions on any date other than a Valuation Date. Select any of the following:


           (x)       a.    Earnings will be credited solely as of the
                           immediately preceding Valuation Date.

           ( )       b.    Actual earnings will be credited to the date of
                           distribution.

           ( )       c.    Earnings will be credited solely as of the
                           immediately preceding Valuation Date if distribution is within __ days of such Valuation Date and will be credited to date of distribution otherwise.

           ( )       d.    Earnings will be credited to the date of distribution
                           based upon an estimate of earnings equal to __% annually.

           ( )       e.    Earnings will be credited to the date of distribution
                           based upon an estimate of earnings equal to the average rate of earnings during the preceding.

                           e.1.     Valuation Period.
                           e.2.     Plan Year.
                           e.3.     Valuation Periods.

2. LOANS - SECTION 3.7.1 provides that the Employer may elect to permit loans to Participants and Beneficiaries in accordance with a participant loan program adopted by the Trustee.

           (x)        a.   Loans are permitted.

           (  )       b.   Loans are not permitted.

3. ROLLOVERS - Section 3.11.3 authorizes the Employer to permit the transfer of interests in other qualified plans to the Plan.

           ( )       a.    Rollover contributions are not permitted.

           ( )       b.    Rollover contributions are permitted only from other
                           plans of the Employer.

           ( )       c.    Rollover contributions are permitted only by
                           Employees who have satisfied the conditions for participation.

           (x)       d.    Rollover contributions are permitted from any
                           employee even if not otherwise eligible to be a Participant.

4. INVESTMENT CONTROL - Section 3.6.5 provides that the Employer may elect to permit Participants to control the investment of their Accounts.

           ( )       a.    Participants may not control their investments.

           ( )       b.    Participants may control the investment of their
                           Accounts if fully vested in the Account.

           ( )       c.    Participants may control the investment of their
                           Accounts to the extent vested.

           (x)       d.    Participants may control their investments without
                           regard to their vested interest.

           ( )       e.    Participants may control their investments solely
                           with respect to amounts attributable to: (Select all applicable).

                    (  )            e.1.    Non-Elective Contributions

                    (  )            e.2.    Qualified Non-Elective Contributions

                    (  )            e.3.    Elective Contributions

                    (  )            e.4.    Matching Contributions

                    (  )            e.5.    Voluntary Contributions

                    (  )            e.6.    Amounts rolled over and held in a
                                            Segregated Account

5. TOP HEAVY ASSUMPTIONS - (This question applies only if the Employer has a Defined Benefit plan.) The interest rate used to establish the Present Value of Accrued Benefits in order to calculate the top heavy ratio under IRC Section 416 shall be ___% and the mortality tables used shall be _______.


6. VALUATION DATE - For purposes of computing the top-heavy ratio, the Valuation Date is (Select one):

        (  )    a.  the first day of Plan Year.

        (x)     b.   the last day of the Plan Year.

        (  )    c.  Other - Specify.  ________/_______ (Must be at least
                    annually)

7. SINGLE PLAN MINIMUM TOP-HEAVY ALLOCATION - For purposes of minimum top-heavy allocations, contributions and forfeitures equal to the following percentage of each non-Key Employee's compensation will be allocated to the Employee's account when the Plan is top-heavy (Select one):

        (x)     a.   3% or the highest percentage allocated to any Key Employee if less.

        (  )    b.  _% (Must be at least 3).

8. MULTIPLE PLANS PROVISION - The Employer which maintains or ever maintained another qualified defined benefit plan or welfare benefit fund or individual medical account in which any participant in the Plan is, was or could become a participant adds the following optional provision which it deems necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans: (Select one)


          (x)        a.    Not applicable (No other plan or other plan
                           terminated prior to the Effective Date of this Adoption Agreement).

          ( )        b.    A minimum contribution allocation of 5% of each
                           Non-Key Participant's total compensation shall be provided in a defined contribution plan of the Employer.

          ( )        c.    A minimum contribution allocation of 7.5% of each
                           Non-Key Participant's total compensation shall be provided in a defined contribution plan of the Employer.

          ( )        d.    A minimum benefit of ________ (must be at least the
                           lesser of 2% times years of service or 20%) of each Non-Key Participant's total compensation shall be provided in a defined benefit plan of the Employer.

          ( )        e.    A minimum benefit of _____ (must be the lesser of 2%
                           times years of service or 20%) of each Non-Key
                           Participant's total compensation shall be provided in a defined benefit plan of the Employer but offset by the amount contributed on such participant's behalf under any defined contribution plan of the Employer.

          ( )        f.    Other - Specify.

       NOTE: The method selected must preclude Employer discretion and the Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status.

9. MULTIPLE DEFINED CONTRIBUTION PLANS - If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan: (Select one)

          (x)        a.    Not applicable.

          ( )        b.    The provisions of this Plan limiting annual additions
                           will apply as if the other plan is a master or prototype plan.

          ( )       c.    Other - Specify.

        NOTE: Specify the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes Employer discretion.

10. TOP HEAVY DUPLICATIONS - The Employer who maintains two or more Defined Contribution plans makes the following election:

         (x)         a.    Not applicable.

         ( )         b.    A minimum non-integrated contribution of 3% of each
                           Non-Key Participant's Compensation shall be provided
                           by:

                    (  )     b.1.    this Plan.

                    (  )     b.2.    the following defined contribution plan:

        (  )        c.       Other - Specify.

        NOTE: The method selected must preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e) - The Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status. If the plan is to be paired with another defined contribution plan:

           (a) if the plans benefit the same participants, one of the paired plans must provide the top-heavy contribution.

           (b) if the plans do not benefit the same participants, then each plan must make its own top-heavy contributions.

11. ANNUAL ADDITION LIMITATION - If a Participant is or has ever been a participant in a defined benefit pension plan maintained by the Employer, Section 3.2.1(c) provides that Annual Additions shall be limited.

        (x)        a.   Not applicable

        (  )       b.   The contribution to the Plan allocable to the
                        Participant shall be reduced so that the limitations are not exceeded.

        (  )       c.   Other - Specify

         NOTE: Specify the method under which the plans will limit total additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes employer discretion.

12. SECTION 415 COMPENSATION DEFINITION. For purposes of calculating an Employee's compensation pursuant to Section 3.2.1(h), relating to limitations on contributions and benefits, Compensation means all of each Participant's

        (x)         a.   Wages as computed for Wages, Tips, and Other
                         Compensation Box on Form W-2.

        (  )        b.   Section 3401(a) wages.

        (  )        c.   Section 415 safe harbor compensation.

13. PAIRED PLAN - Indicate whether the Plan is to be paired with another ABR Benefits Services, Inc. Regional Prototype Plan.

         (x)        a.   No or not applicable

         (  )       b.   Yes. Paired with:
                         Plan Name _______________________
                         Three Digit Plan Number ___________

The name, address and telephone number of the Plan Sponsor is:

ABR Benefits Services, Inc.
34125 U.S Highway 19 North
Palm Harbor, FL 34684
(800)272-9605

Applicable requirements mandate that the use of this Prototype Document be registered by the Plan Sponsor with the Internal Revenue Service. Unregistered use may cause the Plan to become disqualified because it may not be maintained as required by law.

The Plan Sponsor will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

NOTE: An employer may rely on the notification letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Section 401 of the Internal Revenue Code unless the Employer has ever maintained or who later adopts another plan in addition to the Plan (including a welfare benefit fund which provides


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         post-retirement medical benefits allocated to separate accounts for key employees or an individual medical account plan) other than ABR
         Benefits Services, Inc. Regional paired plans. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

This Adoption Agreement may be used only in conjunction with the ABR Benefits Services, Inc. Regional Prototype Defined Contribution Plan and Trust, Revised 05/06/92.

                                     * * *

The Employer and Trustee hereby adopt the Plan and Trust as evidenced by the foregoing Adoption Agreement on this 1st day of June 1998.

Employer:                                    Trustee:
Anthra Pharmaceuticals, Inc.
                                             /s/ Michael C. Walker
---------------------------                  -------------------------
Officer                                      Michael C. Walker
                                             Trustee
                                             /s/ Karen Krumeich
                                             --------------------------
                                             Karen Krumeich
                                             Trustee

                                             /s/ Rosella M. Lucia
                                             --------------------------
                                             Rosella M. Lucia
                                             Trustee




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